UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 18, 2015

METU BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Boulevard

Los Angeles, CA 90069

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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(310) 598-7872

(Former Name or Former Address, if Changed Since Last Report.)

8605 Santa Monica Blvd. Suite 41336

Los Angeles, CA 90069

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Governance & Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2014, a majority of the stockholders of Ecology Coatings, Inc. (the “Company”), by unanimous written consent in lieu of a special meeting of stockholders, unanimously approved an amendment to the Articles of Incorporation to change the name of the Company to Metu Brands, Inc. (the “Amendment”). The Amendment was filed with the State of Nevada on April 28, 2015. The name change was subsequently approved by the Financial Industry Regulatory Authority (“FINRA”) on August 13, 2015. In conjunction with the name change, the Company’s ticker symbol will be changed to “MTOO”.

Item 8.01 – Other Events

Effective November 14, 2014, a majority of the stockholders of Ecology Coatings, Inc. (the “Company”), by unanimous written consent in lieu of a special meeting of stockholders, unanimously approved, approved a 5000:1 reverse stock split (the “Split”) of the Common Stock of the Company, par value $0.0001. The record date of the reverse split was August 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  August 31, 2015

By:  /s/ Shulamit Lazar

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Shulamit Lazar